SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. - 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 6, 2003

AK STEEL HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	File No. 1-13696	31-1401455

(State or other jurisdiction of	(Commission file number)	(IRS employer
incorporation)		identification number)

703 Curtis Street, Middletown, Ohio	45043

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:    513-425-5000

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

(c) Exhibit:

99 Press Release dated February 6, 2003

Item 9.	Regulation FD Disclosure

On February 6, 2003, AK Steel Corporation issued a press release, a copy of which is attached hereto as Exhibit No. 99 and incorporated by reference herein, announcing that AK Steel has been approved as the lead bidder to acquire substantially all the assets of National Steel Corporation.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

/s/	Brenda S. Harmon
Brenda S. Harmon
Secretary

Dated:    February 7, 2003

AK STEEL HOLDING CORPORATION

FORM 8-K

CURRENT REPORT

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release dated February 6, 2003